UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

IPv4 Notes Offering

On April 19, 2024, Cogent Communications Holdings, Inc. (the “Company”) announced that a special-purpose, bankruptcy remote, indirect wholly owned subsidiary of the Company (the “Securitization Issuer”) intends to offer approximately $206,000,000 aggregate principal amount of secured Internet Protocol version 4 (“IPv4”) address revenue term notes, Series 2024-1 (collectively, the “Notes”), subject to market conditions and other factors (the “Securitization”). The Notes will be secured by certain of the Company’s IPv4 addresses, customer IPv4 address leases, customer accounts receivables and other IPv4 address assets. The Company intends to use the net proceeds of the offering for general corporate purposes. There can be no assurance that the issuance and sale of the Notes will be consummated.

The Notes are being offered and sold in the United States only to persons reasonably believed to be “qualified institutional buyers” in reliance on Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or certain institutional accredited investors within the meaning of Regulation D under the Securities Act, and outside the United States to certain non-U.S. persons in compliance with Regulation S under the Securities Act. The Notes have not and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold absent registration or an applicable exemption from registration requirements.

The information in this Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any of the Notes or any other securities, and shall not constitute an offer to sell, solicitation of an offer to buy or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

Related Transactions

In connection with the consummation of the Securitization, the Company plans to:

(i)	transfer or assign to the Company’s direct subsidiary, Cogent Communications Group, LLC (“Cogent Group”), the issuer of the Company’s existing senior notes, or its subsidiaries (a) certain IPv4 addresses (which IPv4 addresses will not be included as collateral for the Securitization) held by the Company’s direct subsidiary, Cogent Infrastructure, LLC (“Cogent Infrastructure”), or its subsidiaries, (b) certain customer contracts that are unrelated to the Securitization and (c) the equity interests of Cogent Infrastructure’s indirect subsidiary, Sprint Solutions Wireline LLC, including all liabilities and obligations associated therewith;

(ii)	enter into (a) leases on behalf of Cogent Infrastructure or its subsidiaries, as lessor, and Cogent Group or its subsidiaries, as lessee, for the use of certain premises held by Cogent Infrastructure or its subsidiaries, and (b) a dark fiber indefeasible right of use agreement in favor of Cogent Group or its subsidiaries for the use of certain fiber optic routes owned by Cogent Infrastructure or its subsidiaries;

(iii)	prior to the transfer of the equity of the Securitization Issuer from Cogent Group or its subsidiaries, transfer or assign to the Securitization Issuer (a) certain IPv4 addresses held by Cogent Group or one of its subsidiaries and (b) any related customer contracts;

(iv)	transfer the equity of the Securitization Issuer from Cogent Group or one of its subsidiaries to Cogent Infrastructure or one of its subsidiaries; and

(v)	following the transfer of the equity of the Securitization Issuer to Cogent Infrastructure or one of its subsidiaries, transfer or assign to the Securitization Issuer (a) certain IPv4 addresses held by Cogent Infrastructure or its subsidiaries and (b) any related customer contracts;

in each case, in amounts of substantially equivalent value and delivered by the Company to Cogent Group or Cogent Infrastructure, as applicable, as a contribution to capital. For the avoidance of doubt, following the consummation of the foregoing, the Securitization Issuer will be an indirect subsidiary of Cogent Infrastructure and will hold the IPv4 addresses contributed to it by Cogent Group, Cogent Infrastructure and/or their respective subsidiaries in connection with the foregoing.

The information contained in this Item 7.01 shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act, nor shall it be deemed incorporated by reference into any reports or filings with the U.S. Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Securitization, the Company’s plans to transfer or assign certain assets to certain of its subsidiaries in connection with the Securitization and the offering of the Notes. Forward-looking statements, which reflect the Company’s expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies, are generally identifiable by use of the words, “will,” “plan,” “believe,” “expect” or similar expressions. You should not rely on forward-looking statements since they involve risks, uncertainties and contingencies that are difficult to predict and which could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents we file from time to time with the SEC, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties. The Company undertakes no duty to update any forward-looking statement or any information contained in this Current Report on Form 8-K or in other public disclosures at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.
Dated: April 19, 2024
	By:	/s/ David Schaeffer

Name:	David Schaeffer

Title:	President and Chief Executive Officer